EXHIBIT 10.15
HERITAGE FINANCIAL GROUP
DIRECTOR’S RETIREMENT PLAN
AMENDMENT TO EXISTING PLAN AGREEMENT
      On August 20, 2002, Heritage Bank of the South (the “Bank”) entered into an agreement with the undersigned Director regarding his entitlement under the Heritage Financial Group Director’s Retirement Plan (the “Plan”) (the “Plan Agreement”).
      The Bank now desires to amend the Director’s Plan Agreement to fully accrue his Plan benefit, notwithstanding his actual years of credited service as a director of the Bank or Heritage Financial Group.
      The Plan contemplates that the Plan Agreement may be amended by an agreement entered into by the parties.
      NOW THEREFORE, it is AGREED:
      That effective as of the date hereof, for purposes of determining the Director’s entitlement under the Plan, the Director shall be credited with fifteen (15) Years of Credited Service as a Director.
Date: October 16, 2007

Heritage Financial Group
/s/ Antone D. Lehr
By: Antone D. Lehr, Chairman

Director
/s/ Lee Stanley
Lee Stanley